UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34796	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

11258 Cornell Park Drive, Suite 608
Blue Ash, Ohio 45242
 (Address of principal executive
offices including zip code)
(513) 824-8297
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of EisnerAmper LLP (“EisnerAmper”)

On May 22, 2012, the Audit Committee of the Board of Directors notified EisnerAmper, its independent registered public accounting firm, of its dismissal effective immediately.

EisnerAmper’s report on the Registrant’s financial statements for each of the last two fiscal years (ending December 31, 2011 and December 31, 2010) did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s two most recent fiscal years (ending December 31, 2011 and December 31, 2010) and the subsequent period of fiscal 2012 preceding the dismissal of EisnerAmper, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of EisnerAmper, would have caused it to make a reference to the subject matter in connection with its report.

During the Registrant’s two most recent fiscal years (ending December 31, 2011 and December 31, 2010)  and the subsequent period of fiscal 2012 preceding EisnerAmper’s dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant provided EisnerAmper with a copy of the disclosure contained in this Form 8-K and requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated May 22, 2012 is filed as Exhibit 16 to this Form 8-K.

(b)           Engagement of Clark Schaefer Hackett (“Clark Schaefer”)

On May 22, 2012, the Audit Committee notified Clark Schaefer of its decision to appoint them as its independent registered public accounting firm effective immediately.

In deciding to engage Clark Schaeffer, the Audit Committee reviewed auditor independence and existing commercial relationships with Clark Schaefer, and concluded that Clark Schaeffer has no commercial relationship with the Registrant that would impair its independence.

During the two most recent fiscal years (ending December 31, 2011 and December 31, 2010) and the subsequent period of fiscal 2012 preceding the engagement of Clark Schaefer, neither the Registrant nor anyone on its behalf consulted Clark Schaefer regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that Clark Schaefer concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as described in Regulation S-K Item 304(a)(1)(iv)).

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2012, the stockholders of Zoo Entertainment, Inc. (the “Company”) approved two amendments to the Company’s Restated Certificate of Incorporation (“Restated Certificate”) at the 2012 annual meeting of the stockholders (the “Annual Meeting”).  The Amended and Restated Certificate of Incorporation was effective on May 22, 2012 upon being filed with the Delaware Secretary of State.  The Amended and Restated Certificate, which provides for (i) a change of the Company’s name from Zoo Entertainment, Inc. to indiePub Entertainment, Inc. and (ii) a reduction in the number of authorized shares of common stock from 350,000,000,000 to 295,000,000, on the same terms as the shares of common stock now authorized, is further described in the Company’s Proxy Statement filed with the SEC on April 20, 2012, which is incorporated herein by reference.  The Amended and Restated Certificate is filed as Exhibit 3.1 to this report and the terms thereof are incorporated herein by reference.

Item 5.07  Submission of Matter to a Vote of Security Holders.

The 2012 annual meeting of the stockholders (the “Annual Meeting”) of Zoo Entertainment, Inc. (the “Company”) was held on May 17, 2012.

The matters submitted to the stockholders and voted upon at the Annual Meeting were: (i) proposal to elect six (6) directors to the Company’s board of directors; (ii) proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; (iii) proposal to approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from Zoo Entertainment, Inc. to indiePub Entertainment, Inc.; and (iv) proposal to approve an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 3,500,000,000 to 295,000,000.

Votes of the common stock stockholders regarding the election of the director nominees were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Mark Seremet	6,047,523	280,442	1,029,513
Jay Wolf	6,316,165	11,800	1,029,513
Moritz Seidel	6,115,972	211,993	1,029,513
Jeffrey Schrock	6,316,065	11,900	1,029,513
Alex Krys	6,316,065	11,900	1,029,513
Barry Regenstein	6,316,165	11,800	1,029,513

Based on the votes set forth above, Mark Seremet, Jay Wolf, Moritz Seidel, Jeffrey Schrock, Alex Krys and Barry Regenstein were duly elected as directors of the Company to serve until the 2013 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

The stockholders of the Company also ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012, with 7,053,441 votes for ratification, 1 vote against ratification, 19,981 abstentions and 1,029,513 broker non-votes.

The stockholders of the Company also approved the amendment to the Company’s Certificate of Incorporation to change the name of the Company from Zoo Entertainment, Inc. to indiePub Entertainment, Inc., with 7,033,433 votes for the amendment, 101,688 votes against the amendment, 38,299 abstentions and 1,029,513 broker non-votes.

The stockholders of the Company also approved the amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 3,500,000,000 to 295,000,000, with 7,133,072 votes for the amendment, 39,377 votes against the amendment, 971 abstentions and 1,029,513 broker non-votes.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

3.1           Amended and Restated Certificate of Incorporation

16	Letter from EisnerAmper LLP to the Securities and Exchange Commission dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoo Entertainment, Inc.

Date: May 22, 2012	By:	/s/ Mark Seremet
Mark Seremet President and Chief Executive Officer